UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 27, 2005

UNITED DOMINION REALTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-10524	54-0857512
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado	80129
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 283-6120

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
ITEM 9.01. Financial Statements and Exhibits
Signatures
Exhibit Index
Certificate of Correction to Articles of Merger
Articles of Amendment
Articles Supplementary
Articles of Restatement

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

     On July 27, 2005, United Dominion Realty Trust, Inc. (the “Company”) filed with the State Department of Assessments and Taxation of the State of Maryland (the “SDAT”) a Certificate of Correction to the Company’s Articles of Merger with United Dominion Realty Trust, Inc. a Virginia corporation, dated June 11, 2003. This Certificate of Correction was filed to make certain corrections to the Company’s Amended and Restated Articles of Incorporation attached as Exhibit A to the Articles of Merger dated June 11, 2003. A copy of the Certificate of Correction, which is effective on the filing date of July 27, 2005, is attached hereto as Exhibit 2.03 and is incorporated herein by reference.

     On July 27, 2005, the Company also filed with the SDAT Articles of Amendment amending the Company’s Amended and Restated Articles of Incorporation to increase the number of shares of common stock which the Company is authorized to issue from 250,000,000 shares to 550,000,000 shares and to change the par value of the Company’s common stock from $1.00 per share to $0.01 per share. A copy of the Articles of Amendment, which became effective on the filing date of July 27, 2005, is attached hereto as Exhibit 3.07 and is incorporated herein by reference.

     On July 28, 2005, the Company filed with the SDAT Articles Supplementary relating to the reclassification of 300,000,000 shares of the Company’s common stock into a series designated as Excess Stock, having a par value of $0.01 per share. The reclassification decreases the number of shares classified as common stock from 550,000,000 shares immediately prior to the reclassification to 250,000,000 shares immediately after the reclassification. A copy of the Articles Supplementary, which became effective on the filing date of July 28, 2005, is attached hereto as Exhibit 3.08 and is incorporated herein by reference.

     On July 29, 2005, the Company filed with the SDAT Articles of Restatement to reflect all amendments to the Company’s Amended and Restated Articles of Incorporation since its original effective date. A copy of the Articles of Restatement, which became effective on the filing date of July 29, 2005, is attached hereto as Exhibit 3.09 and is incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits

     (c) Exhibits

Exhibit
No.	Description
2.01	Articles of Merger between the Company and United Dominion Realty Trust, Inc., a Virginia corporation, filed with the State Department of Assessments and Taxation of the State of Maryland (incorporated by reference to Exhibit 2.01 to the Company’s Current Report on Form 8-K dated and filed with the Commission on June 11, 2003, Commission File No. 1-10524).

2.02	Certificate of Correction to Articles of Merger between the Company and United Dominion Realty Trust, Inc., a Virginia corporation, filed with the State Department of Assessments and Taxation of the State of Maryland on March 21, 2005, (incorporated by reference to Exhibit 2.02 to the Company’s Current Report on Form 8-K dated March 17, 2005 and filed with the Commission on March 22, 2005, Commission File No. 1-10524).

2.03	Certificate of Correction to Articles of Merger between the Company and United Dominion Realty Trust, Inc., a Virginia corporation, filed with the State Department of Assessments and Taxation of the State of Maryland on July 27, 2005.

3.01	Amended and Restated Articles of Incorporation (incorporated by reference to Exhibit A to Exhibit 2.01 to the Company’s Current Report on Form 8-K dated and filed with the Commission on June 11, 2003, Commission File No. 1-10524).

3.02	Articles Supplementary filed with the State Department of Assessments and Taxation of the State of Maryland on March 21, 2005 (incorporated by reference to Exhibit 3.02 to the Company’s Current Report on Form 8-K dated March 17, 2005 and filed with the Commission on March 22, 2005, Commission File No. 1-10524).

3.03	Articles of Amendment to the Amended and Restated Articles of Incorporation filed with the State Department of Assessments and Taxation of the State of Maryland on March 21, 2005 (incorporated by reference to Exhibit 3.03 to the Company’s Current Report on Form 8-K dated March 17, 2005 and filed with the Commission on March 22, 2005, Commission File No. 1-10524).

3.04	Certificate of Correction to Articles of Merger between the Company and United Dominion Realty Trust, Inc., a Virginia corporation, filed with the State Department of Assessments and Taxation of the State of Maryland on March 21, 2005 (see Exhibit 2.02).

3.05	Articles Supplementary filed with the State Department of Assessments and Taxation of the State of Maryland on May 4, 2005 (incorporated by reference to Exhibit 3.05 to the Company’s Current Report on Form 8-K dated May 3, 2005 and filed with the Commission on May 9, 2005, Commission File No. 1-10524).

3.06	Certificate of Correction to Articles of Merger between the Company and United Dominion Realty Trust, Inc., a Virginia corporation, filed with the State Department of Assessments and Taxation of the State of Maryland on July 27, 2005 (incorporated by reference to Exhibit 2.03 to this Current Report on Form 8-K).

3.07	Articles of Amendment filed with the State Department of Assessments and Taxation of the State of Maryland on July 27, 2005.

3.08	Articles Supplementary filed with the State Department of Assessments and Taxation of the State of Maryland on July 28, 2005.

3.09	Articles of Restatement filed with the State Department of Assessments and Taxation of the State of Maryland on July 29, 2005.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED DOMINION REALTY TRUST, INC.
Date: August 1, 2005	/s/ Scott A. Shanaberger
Scott A. Shanaberger
Senior Vice President and Chief Accounting Officer

Exhibit Index

Exhibit No.	Description
2.01	Articles of Merger between the Company and United Dominion Realty Trust, Inc., a Virginia corporation, filed with the State Department of Assessments and Taxation of the State of Maryland (incorporated by reference to Exhibit 2.01 to the Company’s Current Report on Form 8-K dated and filed with the Commission on June 11, 2003, Commission File No. 1-10524).

2.02	Certificate of Correction to Articles of Merger between the Company and United Dominion Realty Trust, Inc., a Virginia corporation, filed with the State Department of Assessments and Taxation of the State of Maryland on March 21, 2005, (incorporated by reference to Exhibit 2.02 to the Company’s Current Report on Form 8-K dated March 17, 2005 and filed with the Commission on March 22, 2005, Commission File No. 1-10524).

2.03	Certificate of Correction to Articles of Merger between the Company and United Dominion Realty Trust, Inc., a Virginia corporation, filed with the State Department of Assessments and Taxation of the State of Maryland on July 27, 2005.

3.01	Amended and Restated Articles of Incorporation (incorporated by reference to Exhibit A to Exhibit 2.01 to the Company’s Current Report on Form 8-K dated and filed with the Commission on June 11, 2003, Commission File No. 1-10524).

3.02	Articles Supplementary filed with the State Department of Assessments and Taxation of the State of Maryland on March 21, 2005 (incorporated by reference to Exhibit 3.02 to the Company’s Current Report on Form 8-K dated March 17, 2005 and filed with the Commission on March 22, 2005, Commission File No. 1-10524).

3.03	Articles of Amendment to the Amended and Restated Articles of Incorporation filed with the State Department of Assessments and Taxation of the State of Maryland on March 21, 2005 (incorporated by reference to Exhibit 3.03 to the Company’s Current Report on Form 8-K dated March 17, 2005 and filed with the Commission on March 22, 2005, Commission File No. 1-10524).

3.04	Certificate of Correction to Articles of Merger between the Company and United Dominion Realty Trust, Inc., a Virginia corporation, filed with the State Department of Assessments and Taxation of the State of Maryland on March 21, 2005 (see Exhibit 2.02).

3.05	Articles Supplementary filed with the State Department of Assessments and Taxation of the State of Maryland on May 4, 2005 (incorporated by reference to Exhibit 3.05 to the Company’s Current Report on Form 8-K dated May 3, 2005 and filed with the Commission on May 9, 2005, Commission File No. 1-10524).

3.06	Certificate of Correction to Articles of Merger between the Company and United Dominion Realty Trust, Inc., a Virginia corporation, filed with the State Department of Assessments and Taxation of the State of Maryland on July 27, 2005 (incorporated by reference to Exhibit 2.03 to this Current Report on Form 8-K).

3.07	Articles of Amendment filed with the State Department of Assessments and Taxation of the State of Maryland on July 27, 2005.

3.08	Articles Supplementary filed with the State Department of Assessments and Taxation of the State of Maryland on July 28, 2005.

3.09	Articles of Restatement filed with the State Department of Assessments and Taxation of the State of Maryland on July 29, 2005.

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